As filed with the Securities and Exchange Commission on June 17, 2015

Registration No. 333-204786

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CYPRESS ENERGY PARTNERS, L.P.

CYPRESS ENERGY FINANCE CORPORATION*

(Exact name of registrant as specified in its charter)

Delaware Delaware	61-1721523 47-3688351
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5727 S. Lewis Avenue, Suite 300

Tulsa, Oklahoma 74105

(918) 748-3900

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Richard M. Carson
Vice President and General Counsel
Cypress Energy Partners, L.P.
5727 S. Lewis Avenue, Suite 300
Tulsa, Oklahoma 74105
(918) 748-3900

(Address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Ryan J. Maierson

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

1

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective on filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Smaller reporting company ☐

*	The companies listed on the next page in the Table of Additional Registrant Guarantors are also included in this registration statement as additional registrants.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

2

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

        The following are additional registrants that may guarantee the debt securities registered hereby:

Exact Name of Registrant Guarantor as Specified in its Charter(1)	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Cypress Energy Partners, LLC	Delaware	90-0807385
Cypress Energy Partners – Bakken, LLC	Delaware	46-1259092
Cypress Energy Partners – Mork SWD, LLC	Delaware	47-2460761
Cypress Energy Partners – Mountrail SWD, LLC	Delaware	46-1194977
Cypress Energy Partners – Orla SWD, LLC	Delaware	46-1177303
Cypress Energy Partners – Pecos SWD, LLC	Delaware	46-1167107
Cypress Energy Partners – Texas, LLC	Texas	46-1285974
Cypress Energy Partners – Williams SWD, LLC	Delaware	46-1183840
Cypress Energy Partners – SBG, LLC	Delaware	46-1421409
Cypress Energy Partners – 1804 SWD, LLC	North Dakota	45-3049110
Cypress Energy Partners – Grassy Butte SWD, LLC	North Dakota	45-3049047
Cypress Energy Partners – Green River SWD, LLC	North Dakota	45-4851534
Cypress Energy Partners – Manning SWD, LLC	North Dakota	37-1634247
Cypress Energy Partners – Tioga SWD, LLC	North Dakota	27-4503230
Cypress Energy Services, LLC	Delaware	46-3167770
Tulsa Inspection Resources, LLC	Delaware	37-1744632
Tulsa Inspection Resources – PUC, LLC	Delaware	46-4402514
Tulsa Inspection Resources Holdings, LLC	Delaware	90-1035133
Tulsa Inspection Resources – Nondestructive Examination, LLC	Delaware	80-0966595

(1)

The address, including zip code, and telephone number, including area code, of each of the additional registrant guarantor’s principal executive offices is c/o Cypress Energy Partners, L.P., 5727 S. Lewis Avenue, Suite 300, Tulsa, Oklahoma 74105, (918) 748-3900. The primary standard industrial classification code number of each of the additional registrant guarantors is 1389. The name, address, including zip code, and telephone number, including area code, of the agent for service for each of the additional registrant guarantors is G. Les Austin, Vice President and Chief Financial Officer, Cypress Energy Partners GP, LLC, the general partner of Cypress Energy Partners, L.P., 5727 S. Lewis Avenue, Suite 300, Tulsa, Oklahoma 74105, (918) 748-3900.

 3

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 to the registration statement on Form S-3 filed with the Securities and Exchange Commission (the “Commission”) on June 8, 2015 (the “Registration Statement”) is to amend the Registration Statement to include the Electronic Data Gathering, Analysis and Retrieval filing codes for the additional registrants previously identified in the Registration Statement. No other changes have been made to the Registration Statement. Accordingly, this Amendment No. 1 consists only of the cover page, this explanatory note and Part II of the Registration Statement.

4

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.     Other Expenses of Issuance and Distribution

The following is an estimate of the expenses (all of which are to be paid by the registrant) that we may incur in connection with the securities being registered hereby.

SEC registration fee	$129,013
FINRA filing fee	$167,040
Fees and expenses of the trustee	$(1)
Printing expenses	$(1)
Legal fees and expenses	$(1)
Accounting fees and expenses	$(1)
Miscellaneous	$(1)
Total	$(1)

(1)	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.

Item 15.     Indemnification of Directors and Officers

Cypress Energy Partners, L.P.

Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against any and all claims and demands whatsoever. The section of the prospectus entitled “Our Partnership Agreement—Indemnification” discloses that we will generally indemnify officers, directors and affiliates of the general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference.

We expect that any underwriting agreement to be entered into in connection with the sale of the securities offered pursuant to this registration statement will provide for indemnification by the underwriters of us, our general partner, our general partner’s directors and our general partner’s officers who sign the registration statement, and any person who controls us or our general partner, including indemnification for liabilities under the Securities Act.

Cypress Energy Finance Corporation

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145 of the Delaware General Corporation Law also provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of Delaware or such other court shall deem proper.

To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith; provided that indemnification provided for by Section 145 or granted pursuant thereto shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; and a corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 145.

In addition, Section 102(b)(7) of the Delaware General Corporation Law permits Delaware corporations to include a provision in their certificates of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provisions shall not eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for unlawful payment of dividends or unlawful stock purchases or redemptions; or (iv) for any transactions from which the director derived an improper personal benefit.

The Certificate of Incorporation of Cypress Energy Finance Corporation currently provides that each director shall not be personally liable to such corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the Delaware General Corporation Law.

Article 6 of the Bylaws of Cypress Energy Finance Corporation sets forth the extent to which the directors and officers of Cypress Energy Finance Corporation may be indemnified by Cypress Energy Finance Corporation against liabilities which they may incur while serving in such capacity. Article 6 generally provides that Cypress Energy Finance Corporation shall indemnify the directors and officers of Cypress Energy Finance Corporation who are or were or are threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of Cypress Energy Finance Corporation or, while a director or officer of Cypress Energy Finance Corporation, is or was serving at the request of Cypress Energy Finance Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, against all liabilities and losses suffered and expenses (including attorneys’ fees) reasonably incurred in connection therewith. Subject to the procedures for indemnification of directors and officers set forth in the Bylaws, the indemnification of the directors and officers of Cypress Energy Finance Corporation provided for therein is in all other respects substantially similar to that provided for in Section 145 of the Delaware General Corporation Law. Any such indemnification shall continue as to a person who has ceased to be a director or officer of Cypress Energy Finance Corporation and shall inure to the benefit of the heirs, executors, and administrators of such person.

Cypress Energy Partners, LLC

Subject to any terms, conditions or restrictions set forth in the limited liability company agreement, Section 18-108 of the Delaware Limited Liability Company Act empowers a Delaware limited liability company to indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Under the amended and restated limited liability agreement of our general partner, in most circumstances, our general partner will indemnify the following persons, to the fullest extent permitted by law, from and against any and all losses, claims, damages, liabilities (joint or several), expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings (whether civil, criminal, administrative or investigative):

●	any person who is or was an affiliate of our general partner (other than us and our subsidiaries);

●	any person who is or was a member, partner, officer, director, employee, agent or trustee of our general partner or any affiliate of our general partner;

●

any person who is or was serving at the request of our general partner or any affiliate of our general partner as an officer, director, employee, member, partner, agent, fiduciary or trustee of another person; and

●	any person designated by our general partner.

Our general partner will purchase insurance covering its officers and directors against liabilities asserted and expenses incurred in connection with their activities as officers and directors of our general partner or any of its direct or indirect subsidiaries.

Other Subsidiary Guarantors

Each of Cypress Energy Partners – Bakken, LLC, Cypress Energy Partners – Mork SWD, LLC, Cypress Energy Partners – Mountrail SWD, LLC, Cypress Energy Partners – Orla SWD, LLC, Cypress Energy Partners – Pecos SWD, LLC, Cypress Energy Partners – Williams SWD, LLC, Cypress Energy Partners – SBG, LLC, Cypress Energy Services, LLC, Tulsa Inspection Resources, LLC, Tulsa Inspection Resources – PUC, LLC, Tulsa Inspection Resources Holdings, LLC and Tulsa Inspection Resources – Nondestructive Examination, LLC is a Delaware limited liability company. Section 18-108 of the DLLCA provides that a limited liability company may, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, and has the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

Each of the limited liability company agreements of each of Cypress Energy Partners – Bakken, LLC, Cypress Energy Partners – Mork SWD, LLC, Cypress Energy Partners – Mountrail SWD, LLC, Cypress Energy Partners – Orla SWD, LLC, Cypress Energy Partners – Pecos SWD, LLC, Cypress Energy Partners – Williams SWD, LLC, Cypress Energy Partners – SBG, LLC and Cypress Energy Services, LLC provides for the indemnification of its member, each officer and corporate functionary to the fullest extent permitted by law against any loss, liability, damage, judgment, demand, claim cost or expense incurred by or asserted against such persons (including, without limitation, reasonable attorneys’ fees and disbursements incurred in the defense thereof) arising out of any act or omission of such persons in connection with such company, unless such act or omission constitutes bad faith, gross negligence or willful misconduct on the part of such person.

Each of the limited liability company agreements of each of Tulsa Inspection Resources, LLC, Tulsa Inspection Resources – PUC, LLC, Tulsa Inspection Resources Holdings, LLC and Tulsa Inspection Resources – Nondestructive Examination, LLC provides for the indemnification of its member, each officer and corporate functionary to the fullest extent permitted by law from all (i) reasonable fees, costs, and expenses paid in connection with or resulting from any claim, action, or demand against any such person that arises out of or in any way relates to such company, its properties, business, or affairs and (ii) such claims, actions, and demands and any losses or damages resulting from such claims, actions, and demands, including amounts paid in settlement or compromise of any such claim, action or demand; provided, however, that no indemnification shall be extended to willful misconduct with respect to the affairs of such company.

Cypress Energy Partners – Texas, LLC is a Texas limited liability company. The limited liability company agreement of Cypress Energy Partners – Texas, LLC provides for the indemnification of its member, each officer and corporate functionary to the fullest extent permitted by law against any loss, liability, damage, judgment, demand, claim cost or expense incurred by or asserted against such persons (including, without limitation, reasonable attorneys’ fees and disbursements incurred in the defense thereof) arising out of any act or omission of such persons in connection with such company, unless such act or omission constitutes bad faith, gross negligence or willful misconduct on the part of such person.

Each of Cypress Energy Partners – 1804 SWD, LLC, Cypress Energy Partners – Grassy Butte SWD, LLC, Cypress Energy Partners – Green River SWD, LLC, Cypress Energy Partners – Manning SWD, LLC and Cypress Energy Partners – Tioga SWD, LLC is a North Dakota limited liability company. The limited liability company agreements of each of these entities provides for the indemnification of its member, each officer and corporate functionary to the fullest extent permitted by law against any loss, liability, damage, judgment, demand, claim cost or expense incurred by or asserted against such persons (including, without limitation, reasonable attorneys’ fees and disbursements incurred in the defense thereof) arising out of any act or omission of such persons in connection with such company, unless such act or omission constitutes bad faith, gross negligence or willful misconduct on the part of such person.

Item 16.     Exhibits

(a) Exhibits

A list of exhibits filed with this registration statement on Form S-3 is set forth on the Exhibit Index and is incorporated herein by reference.

Item 17.     Undertakings

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii), and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is a part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(A) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv) Any other communications that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(j) The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act (the “Act”) in accordance with the rules and regulations prescribed by the SEC under section 305(b)(2) of the Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners, L.P.

By: Cypress Energy Partners GP, LLC

By:	/s/ G. Les Austin
G. Les Austin
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Chairman of the Board of Directors, Director,	June 17, 2015
Peter C. Boylan III	Chief Executive Officer and President of Cypress Energy Partners GP, LLC (Principal Executive Officer)

*	Vice President and Chief Financial Officer of	June 17, 2015
G. Les Austin	Cypress Energy Partners GP, LLC (Principal Financial Officer and Principal Accounting Officer)

*	Director of Cypress Energy Partners GP, LLC	June 17, 2015
Charles C. Stephenson, Jr.

*	Director of Cypress Energy Partners GP, LLC	June 17, 2015
Phil Gisi

*	Director of Cypress Energy Partners GP, LLC	June 17, 2015
Henry Cornell

*	Director of Cypress Energy Partners GP, LLC	June 17, 2015
John T. McNabb, II

*	Director of Cypress Energy Partners GP, LLC	June 17, 2015
Stan Lybarger

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Finance Corporation

By:	/s/ G. Les Austin
G. Les Austin
Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Chairman of the Board of Directors, Director,	June 17, 2015
Peter C. Boylan III	Chief Executive Officer and President of Cypress Energy Finance Corporation (Principal Executive Officer)

*	Director, Vice President, Chief Financial	June 17, 2015
G. Les Austin	Officer and Treasurer of Cypress Energy Finance Corporation (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Finance Corporation

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners, LLC

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Bakken, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Mork SWD, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Mountrail SWD, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Orla SWD, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Pecos SWD, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Texas SWD, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Williams SWD, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – SBG, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – 1804 SWD, LLC By: Cypress Energy Partners – SBG, LLC, its sole member

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Grassy Butte SWD, LLC By: Cypress Energy Partners – SBG, LLC, its sole member

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Green River SWD, LLC By: Cypress Energy Partners – SBG, LLC, its sole member

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Manning SWD, LLC By: Cypress Energy Partners – SBG, LLC, its sole member

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Partners – Tioga SWD, LLC By: Cypress Energy Partners – SBG, LLC, its sole member

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Cypress Energy Services, LLC

By:	/s/ Richard M. Carson
Richard M. Carson
Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

	SIGNATURE	TITLE	DATE

	*	Chairman of the Board of Managers, Manager,	June 17, 2015
	Peter C. Boylan III	Chief Executive Officer and President of Cypress Energy Services, LLC (Principal Executive Officer)

	*	Manager, Vice President and Chief Financial	June 17, 2015
	G. Les Austin	Officer of Cypress Energy Services, LLC (Principal Financial Officer and Principal Accounting Officer)

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Tulsa Inspection Resources, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Tulsa Inspection Resources – PUC, LLC

By: Tulsa Inspection Resources, LLC, its sole member By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Tulsa Inspection Resources Holdings, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, Oklahoma, on the 17th day on June, 2015.

Tulsa Inspection Resources – Nondestructive Examination, LLC

By: Cypress Energy Partners, LLC, its sole member

By:	/s/ Richard M. Carson
Richard M. Carson
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*	Director, Chief Executive Officer and President	June 17, 2015
Peter C. Boylan III	of Cypress Energy Partners, LLC (Principal Executive Officer)

*	Director, Vice President and Chief Financial	June 17, 2015
G. Les Austin	Officer of Cypress Energy Partners, LLC (Principal Financial Officer and Principal Accounting Officer)

/s/ Richard M. Carson	Director, Vice President, General Counsel and	June 17, 2015
Richard M. Carson	Secretary of Cypress Energy Partners, LLC

*By:	/s/ Richard M. Carson
Richard M. Carson Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description

1.1*	Form of Underwriting Agreement

2.1#

Contribution, Conveyance and Assumption Agreement, dated February 20, 2015, by and among Cypress Energy Holdings, LLC, Cypress Energy Partners, LLC, Cypress Energy Partners, L.P., Cypress Energy Partners GP, LLC, Cypress Energy Partners – TIR, LLC, Mr. Charles C. Stephenson, Jr. and Ms. Cynthia Field (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed on February 23, 2015)

4.1	Certificate of Limited Partnership of Cypress Energy Partners, L.P. (incorporated by reference to Exhibit 3.7 of our Registration Statement on Form S-1/A filed on December 17, 2013)

4.2

First Amended and Restated Agreement of Limited Partnership of Cypress Energy Partners, L.P. dated as of January 21, 2014 (incorporated by reference to Exhibit 3.1 of our Current Report on Form 8-K filed on January 27, 2014)

4.3	Certificate of Formation of Cypress Energy Partners GP, LLC (incorporated by reference to Exhibit 3.5 of our Registration Statement on Form S-1/A filed on December 17, 2013)

4.4**

Amended and Restated Limited Liability Company Agreement of Cypress Energy Partners GP, LLC dated as of January 21, 2014 (incorporated by reference to Exhibit 3.2 of our Current Report on Form 8-K filed on January 27, 2014)

4.5**	Certificate of Incorporation of Cypress Energy Finance Corporation

4.6**	Bylaws of Cypress Energy Finance Corporation

4.7**	Form of Indenture

4.8*	Form of Debt Security

5.1**	Opinion of Latham & Watkins LLP as to the validity of the securities being registered

8.1**	Opinion of Latham & Watkins LLP relating to tax matters

12.1**	Statement Regarding the Computation of Ratio of Earnings to Fixed Charges

23.1**	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

23.2**	Consent of Latham & Watkins LLP (included in Exhibit 8.1)

23.3**	Consent of Ernst & Young LLP, independent registered public accounting firm

24.1**	Powers of Attorney

25.1*	Form T-1 Statement of Eligibility and Qualifications under the Trust Indenture Act of 1939 of the Trustee under the Indenture

*	To be filed by amendment or incorporated by reference in connection with the offering of the securities.

**	Previously filed with the Commission on June 8, 2015 as an Exhibit to the Registrant’s Registration Statement on Form S-3 (No. 333-204786).

#	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. We undertake to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.